UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2025

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-282554	FIRSTENERGY TRANSMISSION, LLC				20-5763884
	(A	Delaware	Corporation)
	5001 NASA Boulevard
	Fairmont		WV	26554
	Telephone		(800)	736-3402
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2025, Mr. Joseph Storsin, the Vice President, Finance, and principal financial officer of FirstEnergy Transmission, LLC (the “Company”), notified the Company of his intent to resign from the Company, effective as of March 21, 2025 (the “Effective Date”). Mr. Storsin’s decision to resign from the Company was not related to any disagreement with the Company's management on any matter related to the Company's operations, policies, or practices.

Until such time as the Company’s Board of Directors, appoints Mr. Storsin’s replacement, Jason Lisowski, the Company’s current Vice President and Controller will act as the Company’s principal financial officer, effective as of the Effective Date. Mr. Lisowski will continue to serve as Vice President and Controller during this period, a role he has held since 2018. Mr. Lisowski is also (i) a member of the Company’s Board of Directors, (ii) Vice President, Controller and Chief Accounting Officer of FirstEnergy Corp. and FirstEnergy Service Company, and (iii) Vice President and Controller of many other subsidiaries of FirstEnergy Corp.

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to experience growth in FirstEnergy Transmission, LLC’s business at American Transmission Systems, Incorporated, Mid-Atlantic Interstate Transmission, LLC, and Trans-Allegheny Interstate Line Company (together, the “FET Subsidiaries”); the accomplishment of the FET Subsidiaries’ regulatory and operational goals in connection with their transmission plan; changes in assumptions regarding factors such as economic conditions within the FET Subsidiaries’ territories, assessments of the reliability of the FET Subsidiaries’ transmission systems, or the availability of capital or other resources supporting identified transmission investment opportunities; the reliability of the transmission grid; the ability of the FET Subsidiaries to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and FirstEnergy Transmission, LLC’s other strategic and financial goals, including, but not limited to, executing Energize365, executing on the FET Subsidiaries’ rate strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, and growing earnings; costs being higher than anticipated and the success of FirstEnergy Transmission, LLC’s policies to control costs at the FET Subsidiaries; the risks and uncertainties associated with government investigations and audits regarding House Bill 6, as passed by Ohio's 133rd General Assembly (“HB 6”), and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding FirstEnergy Corp.’s HB 6 and related matters, including risks associated with obtaining dismissal of the FirstEnergy Corp. derivative shareholder lawsuits; variations in weather conditions and severe weather (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, floodings, droughts, high wind events and extreme heat events) and other natural disasters, which may result in increased restoration expenses; the potential liabilities and increased costs arising from regulatory actions or outcomes in response to severe weather conditions and other natural disasters; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, tariffs, higher fuel costs and workforce impacts, affecting the FET Subsidiaries and other counterparties with which they do business; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, cyberattacks and other disruptions to FirstEnergy Transmission, LLC’s information technology system, which may compromise the FET Subsidiaries’ transmission services, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding FirstEnergy Transmission, LLC’s business, employees, shareholders, customers, suppliers, business partners and other individuals in FirstEnergy Transmission, LLC’s data centers and on FirstEnergy Transmission, LLC’s networks; the FET Subsidiaries’ ability to comply with applicable federal reliability standards; other legislative and regulatory developments, including, but not limited to, matters related to rates, transmission planning, compliance and enforcement activity, cybersecurity, climate change, and diversity, equity and inclusion; changes to environmental laws and regulations, including, but not limited to, rules finalized by the Environmental Protection Agency and the United States Securities and Exchange Commission (“SEC”), including those currently stayed, related to climate change, and potential changes to such laws and regulations as a result of a new presidential administration in the United States following the 2024 U.S. presidential election; changes in the FET Subsidiaries’ customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to data centers, electrification, energy storage and distributed sources of generation; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy Transmission, LLC’s announced financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and the FET Subsidiaries, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions that may be taken by credit rating agencies that could negatively affect either FirstEnergy Transmission, LLC’s access to or terms of financing or FirstEnergy Transmission, LLC’s financial condition and liquidity; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; FirstEnergy Transmission, LLC’s dependence on FirstEnergy Corp. and its affiliates, including FirstEnergy Service Company, for employees and key personnel; the risks and other factors discussed in this prospectus and in FirstEnergy Transmission, LLC’s financial statements and other similar factors; and any other statements that relate to non-historical or future information. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Transmission, LLC’s Form 10-K, Form 10-Q and in FirstEnergy Transmission, LLC’s other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, or assess the impact of any such factor on FirstEnergy Transmission, LLC’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Transmission, LLC expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2025

FIRSTENERGY TRANSMISSION LLC.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President and Controller